April 25, 2008

                          TOUCHSTONE FUNDS GROUP TRUST

                      TOUCHSTONE INTERNATIONAL EQUITY FUND

                 SUPPLEMENT TO PROSPECTUS DATED FEBRUARY 1, 2008

Touchstone Advisors was advised by the Fund's largest shareholder of its intent to redeem its holdings in the Fund, which will significantly reduce the assets under management in the Fund to a point where the Fund will no longer be viable.

On April 25, 2008, the Board of Trustees (the "Trustees") of the Touchstone Funds Group Trust unanimously voted to close and liquidate the Fund. This decision was made after careful consideration of the Fund's anticipated asset size following the redemptions and its prospects for future growth. In connection with the decision to close and liquidate the Fund, the Fund is closed to new and subsequent investments effective April 25, 2008, except that the Fund may continue to accept systematic contributions from defined contribution and similar plans until such time as it is administratively feasible to terminate these arrangements.

The Fund will be closed and liquidated on or about June 30, 2008. If you still hold shares of the Fund as of June 30, 2008, we will automatically redeem your shares for cash and remit the proceeds to you (via check or wire) based on the instructions listed on your account.

If you participate in an Automatic Investment Plan, automatic deductions will no longer be made from your bank account after April 25, 2008. If you participate in a Systematic Withdrawal Plan, automatic withdrawals will no longer be made from your Fund account after June 30, 2008.

If you hold Fund shares through a Touchstone IRA account, and we do not receive instructions on the disposition of your shares by June 30, 2008, we will exchange your shares into the Touchstone Money Market Fund.

As shareholders redeem shares of the Fund between the date of this supplement and the liquidation date, the Fund may not be able to continue to invest its assets in accordance with its stated investment policies. Accordingly, the Fund may deviate from its stated investment policies during the period between the date of this supplement and the liquidation date.

The sale or liquidation of your shares will generally be a taxable event. You should consult your personal tax advisor concerning your particular tax situation.

You may obtain additional information by calling Touchstone at 1-800-543-0407.



              303 Broadway o Suite 1100 o Cincinnati, OH 45202-4203
                Ph: 800.543.0407 o www.touchstoneinvestments.com

        Touchstone Funds are distributed by Touchstone Securities, Inc.*
              *A registered broker-dealer and member FINRA and SIPC
                A Member of Western & Southern Financial Group(R)


               Please retain this Supplement for future reference.